UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2024

KeyCorp

(Exact name of registrant as specified in charter)

001-11302

(Commission File Number)

Ohio	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Reset Perpetual Non-Cumulative Preferred Stock, Series H)	KEY PrL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2024, the Board of Directors of KeyCorp (the “Company”) appointed Stacy L. Gilbert as Chief Accounting Officer of the Company, effective as of March 15, 2024. In this role, Ms. Gilbert will serve as the Company’s principal accounting officer.

Prior to her appointment as Chief Accounting Officer, Ms. Gilbert, age 52, served as Corporate Controller of the Company since August 2023. She previously served as Assistant Corporate Controller and Senior Director of External Reporting and Accounting Policy. She first joined the Company in 2002, holding a variety of accounting roles, before leaving to join FirstMerit Corporation in 2008. She re-joined the Company in 2016.

There is no arrangement or understanding with any person pursuant to which Ms. Gilbert was appointed as Chief Accounting Officer. There are no family relationships between Ms. Gilbert and any director or executive officer of the Company, and she is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

In connection with her appointment, Ms. Gilbert will continue to be eligible for discretionary incentive compensation and benefits in accordance with the Company’s plans and policies, with at least 50% of her total incentive compensation to be delivered as long-term incentive compensation. She will also be provided with limited executive benefits consistent with those provided to the Company’s other executive officers, including an annual executive physical and tax and financial planning. Additional information about the Company’s executive compensation program can be found in its 2023 Proxy Statement. Ms. Gilbert will also enter into the Company’s standard form of Change of Control Agreement (Tier II), the form of which was filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

Date: March 15, 2024

/s/ Andrea R. McCarthy
By: Andrea R. McCarthy
Assistant Secretary